UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2012

Item 1. Reports to Stockholders.

11	30	12

SEMIANNUAL REPORT

Oppenheimer Emerging Markets Debt Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/12

	Class A Shares of the Fund		JPMorgan Government Bond Index— Emerging Markets Global Diversified	JPMorgan Emerging Markets Bond Index Global Diversified	Reference Index
	Without Sales Charge	With Sales Charge
6-Month	12.49%	7.14%	12.78%	12.68%	12.78%
1-Year	14.84	9.38	12.61	17.93	14.25
Since Inception (6/30/10)	8.68	6.51	9.92	12.56	10.78

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized.

2	OPPENHEIMER EMERGING MARKETS DEBT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 12.49% during the six-month period ended November 30, 2012. The Fund lagged its Reference Index’s return of 12.78% for the same period. The Reference Index is a customized weighted index comprised of 70% of the JPMorgan Government Bond Index—Emerging Markets Global Diversified and 30% of the JPMorgan Emerging Markets Bond Index Global Diversified, both of which are broad-based security indices. The success of our security selection strategy across the various investments sleeves that comprise the Fund was offset by an overweight allocation to emerging-markets corporate-backed securities, which underperformed their sovereign counterparts.

MARKET OVERVIEW

The start of the reporting period roughly coincided with the 2012 peak in the value of the U.S. dollar, which had strengthened in a “flight to quality” during the spring as worrisome macroeconomic news made investors more cautious. More specifically, investors responded with increased risk aversion to slowing employment gains in the United States, sluggish economic growth in China, and political resistance in some European nations to proposed measures intended to restore fiscal stability. As these concerns eased over the summer, foreign currencies rallied against the U.S. dollar, lifting the value of local currency-denominated emerging-markets bonds for U.S. residents. Renewed pressure on foreign currencies in October and November was not enough to fully erase gains achieved earlier in the reporting period.

The rally in the currencies of developing nations was partly the result of improving economic conditions, particularly in Asia.

Most notably, policymakers appear to have engineered a “soft landing” for China’s economy, and investors began to look forward to new political leadership that is widely expected to adopt more stimulative fiscal policies. India also seemed to rebound from earlier weakness when the government enacted legislation to liberalize foreign ownership and investment in certain industries. However, some emerging bond markets did not participate in the market’s advance. Bonds denominated in the South African rand were hurt by labor unrest in the nation’s platinum mines, and bonds denominated in the Hungarian forint struggled amid difficult negotiations between Hungary and the International Monetary Fund.

Emerging-markets bonds also were influenced by economic developments in the developed markets of Europe and the United States. In Europe, economic sentiment improved when the head of the European Central Bank unequivocally stated the central bank’s intention to support the euro,

OPPENHEIMER EMERGING MARKETS DEBT FUND	3

giving investors confidence that the currency would not collapse. These statements were soon followed by measures to buy distressed debt securities from some of the European Union’s more troubled members. Meanwhile, an economic recovery in the United States appeared to gain traction, as evidenced by more robust job creation, declines in the U.S. unemployment rate, and long awaited improvements in the domestic housing market. In addition, the Federal Reserve (the “Fed”) demonstrated its commitment to stimulating greater domestic economic growth, first by extending Operation Twist and later by embarking upon a third round of quantitative easing.

In the aggregate, these developments reduced the risks of heightened price volatility and enhanced liquidity in global fixed-income markets.

FUND PERFORMANCE

We held overweight exposure to dollar-denominated bonds from Venezuela, which ranked as the Fund’s strongest performing position over the reporting period. Venezuelan bonds benefited from successful resolution of local elections and investors’ increased appetite for riskier assets. The Fund also benefited from an overweight position in U.S. dollar-denominated corporate bonds in Russia, which were attractively valued and provided higher yields compared to comparable investments in other countries. However, underweight exposure to high yield, U.S. dollar-denominated corpo-

rate bonds in China prevented the Fund from participating more fully in their gains.

In the Fund’s local currency-denominated sleeve, overweight allocations to and strong security selections among sovereign bonds in Mexico and Turkey fared well during the reporting period, as did favorable security selections in Russian sovereigns. Mexico’s economy has grown faster than the United States, and investors responded positively to local election results that many believed would make economic reforms more likely. Turkey’s central bank targeted narrow trading parameters for the nation’s currency, which helped to reduce local bond yields and increase prices.

STRATEGY & OUTLOOK

We have been encouraged by evidence of improving economic fundamentals in the emerging markets, where we have continued to find attractive values among fixed-income securities. In our opinion, massive and coordinated stimulus programs from central banks worldwide are likely to support continued global economic expansion, but at a relatively subdued level. Nonetheless, we believe that the U.S. economy will likely continue to grow at a more robust rate than global averages over the foreseeable future.

Therefore, we have adopted a relatively defensive investment posture with regard to currency values, favoring local currency-denominated bonds in Latin America over those in Europe. We have identified particularly attractive potential opportunities

4	OPPENHEIMER EMERGING MARKETS DEBT FUND

among corporate-backed bonds, which we currently expect to outperform their sovereign counterparts as economic conditions gradually improve and income-oriented investors reach for higher yields in a low interest-rate environment.

By the end of the reporting period, the Fund held approximately 55% of its assets in local currency-denominated bonds and approximately 45% of its assets in dollar-denominated bonds.

Sara J. Zervos, Ph.D. Portfolio Manager

OPPENHEIMER EMERGING MARKETS DEBT FUND	5

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS
Russia	15.3%
Brazil	15.0
Turkey	13.5
Mexico	9.0
Colombia	6.1
South Africa	4.9
Venezuela	4.8
Hungary	4.2
United States	4.0
Peru	3.8

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2012, and are based on the total market value of investments.

PORTFOLIO ALLOCATION
Foreign Government Obligations	63.1%
Corporate Bonds and Notes	28.6
Structured Securities	3.9
Money Market Fund	3.5
U.S. Government Obligations	0.4
Loan Participations	0.4
Options Purchased	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2012, and are based on the total market value of investments.

6	OPPENHEIMER EMERGING MARKETS DEBT FUND

Top Holdings and Allocations

CREDIT ALLOCATION	NRSRO ONLY TOTAL
Treasury	0.4%
AAA	3.6
AA	0.5
A	18.3
BBB	59.9
BB	7.9
B	7.9
Unrated	1.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of November 30, 2012, and are subject to change. Except securities labeled “Treasury” and “Unrated,” and except for certain securities issued or guaranteed by a sovereign entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

OPPENHEIMER EMERGING MARKETS DEBT FUND	7

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/12

	Inception Date	6-Month	1-Year	Since Inception
Class A (OEMAX)	6/30/10	12.49%	14.84%	8.68%
Class C (OEMCX)	6/30/10	12.06%	13.86%	7.85%
Class I (OEMIX)	9/28/12	N/A	N/A	2.17%
Class N (OEMNX)	6/30/10	12.34%	14.46%	8.41%
Class Y (OEMYX)	6/30/10	12.66%	15.19%	8.99%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/12
	Inception Date	6-Month	1-Year	Since Inception
Class A (OEMAX)	6/30/10	7.14%	9.38%	6.51%
Class C (OEMCX)	6/30/10	11.06%	12.86%	7.85%
Class I (OEMIX)	9/28/12	N/A	N/A	2.17%
Class N (OEMNX)	6/30/10	11.34%	13.46%	8.41%
Class Y (OEMYX)	6/30/10	12.66%	15.19%	8.99%

STANDARDIZED YIELDS
For the 30 Days Ended 11/30/12
Class A	4.22%
Class C	3.65%
Class I	4.88%
Class N	4.14%
Class Y	4.65%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

8	OPPENHEIMER EMERGING MARKETS DEBT FUND

Standardized yield is based on net investment income for the 30-day period ended 11/30/12 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class N, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the JPMorgan Government Bond Index—Emerging Markets Global Diversified, the JPMorgan Emerging Markets Bond Index Global Diversified and the Fund’s Reference Index. The JPMorgan Government Bond Index—Emerging Markets Global Diversified is an emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments. The JPMorgan Emerging Markets Bond Index Global Diversified tracks total returns of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The Reference Index is a customized weighted index comprised of the following underlying broad-based security indices: 70% of the JPMorgan Government Bond Index—Emerging Markets Global Diversified and 30% of the JPMorgan Emerging Markets Bond Index Global Diversified. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER EMERGING MARKETS DEBT FUND	9

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	OPPENHEIMER EMERGING MARKETS DEBT FUND

Actual	Beginning Account Value June 30, 2012	Ending Account Value November 30, 2012	Expenses Paid During 6 Months Ended November 30, 2012[1,2]
Class A	$1,000.00	$1,124.90	$6.62
Class C	1,000.00	1,120.60	10.68
Class I	1,000.00	1,021.70	1.51
Class N	1,000.00	1,123.40	8.01
Class Y	1,000.00	1,126.60	5.08

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.85	6.29
Class C	1,000.00	1,015.04	10.15
Class I	1,000.00	1,020.81	1.50
Class N	1,000.00	1,017.55	7.61
Class Y	1,000.00	1,020.31	4.82

1. Actual expenses paid for Classes A, C, N and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses paid for Class I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 64/365 to reflect the period from September 28, 2012 (inception of offering) to November 30, 2012.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2012 for Classes A, C, N & Y and for the period from September 28, 2012 (inception of offering) to November 30, 2012 for Class I are as follows:

Class	Expense Ratios
Class A	1.24%
Class C	2.00
Class I	0.85
Class N	1.50
Class Y	0.95

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER EMERGING MARKETS DEBT FUND	11

STATEMENT OF INVESTMENTS    November 30, 2012 / Unaudited

	Principal Amount		Value
U.S. Government Obligations—0.4%
U.S. Treasury Bills:
0.142%, 5/30/13	$200,000		$199,874
0.142%, 5/16/13[1]	200,000		199,888
Total U.S. Government Obligations (Cost $399,731)			399,762
Foreign Government Obligations—62.7%
Bolivia—0.1%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/31/22	125,000		124,375
Brazil—9.8%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/14	2,530,000	BRR	1,214,432
9.762%, 1/1/17	4,525,000	BRR	2,210,074
9.762%, 1/1/21	6,530,000	BRR	3,182,868
12.681%, 5/15/45[2]	435,000	BRR	605,161
Series NTNF, 10%, 1/1/23	1,050,000	BRR	509,101
Series NTNB, 12.998%, 8/15/50[2]	420,000	BRR	595,358
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 10%, 1/1/18	2,210,000	BRR	1,081,616
			9,398,610
Colombia—0.7%
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	495,000		685,575
Costa Rica—0.2%
Costa Rica (Republic of) Sr. Unsec. Unsub. Nts., 4.25%, 1/26/23[3]	210,000		212,205
Croatia—0.4%
Croatia (Republic of) Unsec. Nts.:
6.25%, 4/27/17[3]	180,000		198,900
6.375%, 3/24/21[3]	95,000		109,345
6.75%, 11/5/19[3]	90,000		104,625
			412,870
Hungary—4.2%
Hungary (Republic of) Bonds:
6.75%, 11/24/17	117,000,000	HUF	551,875
Series 14/D, 6.75%, 8/22/14	48,000,000	HUF	226,298
Series 15C, 7.75%, 8/24/15	154,000,000	HUF	743,059
Series 15/A, 8%, 2/12/15	22,000,000	HUF	106,679
Series 16/C, 5.50%, 2/12/16	31,000,000	HUF	140,606
Series 17/B, 6.75%, 2/24/17	85,000,000	HUF	400,212
Series 19/A, 6.50%, 6/24/19	60,000,000	HUF	279,670
Series 20/A, 7.50%, 11/12/20	59,000,000	HUF	287,529
Series 22A, 7%, 6/24/22	40,000,000	HUF	188,388
Series 23A, 6%, 11/24/23	29,000,000	HUF	126,683
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	20,000		23,000
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	135,000	EUR	180,293
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	85,000		94,244
Hungary (Republic of) Treasury Bills: 6.655%, 5/29/13[4]	12,000,000	HUF	54,067
6.691%, 4/17/13[4]	16,000,000	HUF	72,565
6.704%, 12/19/12[4]	21,000,000	HUF	97,042
6.711%, 12/5/12[4]	8,000,000	HUF	36,992

12	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal Amount		Value
Hungary Continued
6.748%, 12/12/12[4]	33,000,000	HUF	$152,678
7.006%, 2/20/13[4]	25,000,000	HUF	114,303
7.293%, 12/27/12[4]	29,000,000	HUF	133,835
			4,010,018
Indonesia—0.4%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[3]	75,000		88,406
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[3]	75,000		86,906
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[3]	45,000		68,850
Indonesia (Republic of) Unsec. Nts., 3.75%, 4/25/22[3]	160,000		172,400
			416,562
Israel—0.3%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22	240,000		260,232
Ivory Coast—0.4%
Ivory Coast Bonds, 3.75%, 12/31/32	385,000		353,238
Kazakhstan—0.1%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[3,5]	115,000		114,872
Latvia—0.2%
Latvia (Republic of) Nts., 5.25%, 2/22/17[3]	165,000		184,594
Lithuanua—0.2%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[3]	175,000		223,344
Malaysia—3.1%
Central Bank of Malaysia Treasury Bills: Series 5312, 2.984%, 1/22/13[4]	1,640,000	MYR	537,396
Series 5612, 3%, 2/7/13[4]	1,640,000	MYR	536,727
Series 6212 2.98%, 2/28/13[4]	5,320,000	MYR	1,737,991
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[3]	155,000		179,685
			2,991,799
Mexico—6.4%
United Mexican States Bonds: Series M, 6.50%, 6/10/21[6]	8,770,000	MXN	733,269
Series M20, 7.50%, 6/3/27[6]	12,300,000	MXN	1,089,267
Series M, 8%, 6/11/20	5,640,000	MXN	511,042
Series M20, 8.50%, 5/31/29[6]	6,470,000	MXN	620,468
Series M30, 8.50%, 11/18/38[6]	8,000,000	MXN	768,481
United Mexican States Treasury Bills: 4.552%, 4/4/13[4]	6,700,000	MXN	510,059
4.581%, 12/13/12[4]	5,000,000	MXN	385,976
4.623%, 4/18/13[4]	10,000,000	MXN	759,774
4.668%, 5/16/13[4]	10,000,000	MXN	757,710
			6,136,046
Mongolia—0.2%
Mongolia (Government of) Sr. Unsec. Bonds, 5.125%, 12/5/22[5]	195,000		196,463
Nigeria—1.4%
Nigeria (Federal Republic of) Treasury Bills:
13.559%, 9/5/13[4]	66,000,000	NGN	382,105

OPPENHEIMER EMERGING MARKETS DEBT FUND	13

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Nigeria Continued
13.779%, 9/26/13[4]	22,000,000	NGN	$126,992
14.326%, 6/6/13[4]	8,000,000	NGN	47,698
15.149%, 3/7/13[4]	4,000,000	NGN	24,588
15.205%, 3/28/13[4]	15,000,000	NGN	91,632
Series 364, 15.572%, 4/25/13[4]	11,000,000	NGN	66,615
Series 364, 16.895%, 2/7/13[4]	16,000,000	NGN	99,239
Nigeria (Federal Republic of) Treasury Bonds:
16%, 6/29/19	36,000,000	NGN	264,320
16.39%, 1/27/22	25,000,000	NGN	195,615
			1,298,804
Peru—3.4%
Peru (Republic of) Bonds, 7.35%, 7/21/25	415,000		607,975
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[3]	1,865,000	PEN	898,584
8.20%, 8/12/26[3]	1,165,000	PEN	626,204
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[3]	1,960,000	PEN	945,801
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	110,000		144,595
			3,223,159
Philippines—1.1%
Philippines (Republic of the) Sr. Unsec. Bonds:
4%, 1/15/21	240,000		272,700
5%, 1/13/37	265,000		323,963
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	335,000		474,360
			1,071,023
Poland—1.3%
Poland (Republic of) Bonds:
5.25%, 10/25/20	1,900,000	PLZ	662,847
Series WS0922, 5.75%, 9/23/22	1,700,000	PLZ	618,879
			1,281,726
Qatar—0.3%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[3]	80,000		95,800
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42[3]	115,000		150,075
6.40%, 1/20/40[3]	40,000		56,200
			302,075
Romania—0.4%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[3]	340,000		402,866
Russia—5.9%
Russian Federation Bonds:
7.50%, 3/15/18[6]	22,400,000	RUR	755,974
7.50%, 2/27/19[6]	31,800,000	RUR	1,071,075
7.60%, 4/14/21[6]	31,700,000	RUR	1,080,115
Series 6206, 7.40%, 6/14/17	50,300,000	RUR	1,681,260

14	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal Amount		Value
Russia Continued
Russian Federation Unsec. Bonds:
5.625%, 4/4/42[3]	$115,000		$143,175
Series 9, 7.90%, 3/18/21[6]	4,000,000	RUR	128,771
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.693%, 9/17/32[6]	5,400,000	RUR	176,551
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/5/22[3]	140,000		157,385
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts.:
6.80%, 11/22/25[3]	280,000		331,055
6.902%, 7/9/20[3]	105,000		124,139
			5,649,500
Serbia—0.3%
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[3]	250,000		257,125
Slovakia—0.3%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[3]	240,000		259,438
Slovenia—0.2%
Slovenia (Republic of) Sr. Unsec. Bonds, 5.50%, 10/26/22[3]	145,000		145,058
South Africa—3.8%
South Africa (Republic of) Bonds: Series R208, 6.75%, 3/31/21	16,100,000	ZAR	1,823,983
Series R207, 7.25%, 1/15/20	15,090,000	ZAR	1,771,345
			3,595,328
Sri Lanka—0.5%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[3]	270,000		297,000
6.25% 7/27/21[3]	155,000		170,392
			467,392
Turkey—11.9%
Turkey (Republic of) Bonds: 6.875%, 3/17/36	395,000		545,436
7%, 3/11/19	185,000		232,221
8.817%, 7/17/13[4]	2,635,000	TRY	1,424,922
9%, 3/5/14	2,790,000	TRY	1,628,157
9%, 3/8/17	5,025,000	TRY	3,103,275
9.50%, 1/12/22[6]	2,960,000	TRY	1,949,755
10.50%, 1/15/20[6]	200,000	TRY	135,378
15.959%, 8/14/13[2]	230,000	TRY	192,021
Turkey (Republic of) Nts., 7.50%, 7/14/17	235,000		288,051
Turkey (Republic of) Unsec. Bonds: 5.396%, 2/11/15[2,6]	260,000	TRY	196,427
6.25%, 9/26/22	645,000		811,088
Turkey (Republic of) Unsec. Nts.: 5.125%, 3/25/22	270,000		315,954
6%, 1/14/41	405,000		519,919
			11,342,604
Ukraine—0.3%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	125,000		131,551

OPPENHEIMER EMERGING MARKETS DEBT FUND	15

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Ukraine Continued
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[3]	$140,000		$149,246
			280,797
United Arab Emirates—0.5%
Emirates of Dubai Sr. Unsec. International Bonds:
5.591%, 6/22/21	165,000		179,850
6.45%, 5/2/22	55,000		62,700
7.75%, 10/5/20	185,000		228,938
			471,488
Uruguay—0.9%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	170,000		265,030
Uruguay (Oriental Republic of) Sr. Unsec. Bonds, 4.702%, 12/15/28[2]	6,700,000	UYU	445,641
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	74,500		108,956
			819,627
Venezuela—3.5%
Venezuela (Republic of) Bonds: 9%, 5/7/23	825,000		761,063
11.95%, 8/5/31	345,000		366,563
13.625%, 8/15/18	525,000		606,375
Venezuela (Republic of) Nts., 8.25%, 10/13/24	330,000		284,625
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26	145,000		152,685
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.: 7.75%, 10/13/19	240,000		219,600
12.75%, 8/23/22	190,000		213,465
Venezuela (Republic of) Unsec. Bonds: 7%, 3/31/38	350,000		266,875
7.65%, 4/21/25	555,000		459,263
			3,330,514

Total Foreign Government Obligations (Cost $57,445,878)			59,919,327
Loan Participations—0.4%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19 (Cost $331,251)	300,000		334,125
Corporate Bonds and Notes—28.4%
Consumer Staples—0.2%
Food Products—0.2%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[3]	195,000		201,338
Energy—9.4%
Energy Equipment & Services—0.1%
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]	80,000		80,800
Oil, Gas & Consumable Fuels—9.3%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	100,000		108,250
Gaz Capital SA: 7.288% Sr. Sec. Nts., 8/16/37[3]	715,000		921,850

16	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
8.146% Sr. Sec. Nts., 4/11/18[3]	$510,000	$628,937
8.625% Sr. Sec. Nts., 4/28/34[3]	310,000	446,146
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	965,000	1,271,281
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[3]	325,000	347,750
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[3]	130,000	159,471
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[3]	235,000	310,473
Lukoil International Finance BV: 6.125% Sr. Unsec. Nts., 11/9/20[3]	535,000	609,365
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[3]	225,000	272,023
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	135,000	163,133
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	113,490	127,960
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	300,000	381,000
Pertamina Persero PT: 5.25% Nts., 5/23/21[3]	115,000	129,231
6% Sr. Unsec. Nts., 5/3/42[3]	120,000	135,900
6.50% Sr. Unsec. Nts., 5/27/41[3]	80,000	95,800
Petroleos de Venezuela SA: 12.75% Sr. Unsec. Nts., 2/17/22[3]	295,000	320,075
4.90% Sr. Unsec. Nts., Series 2014, 10/28/14	465,000	441,750
8.50% Sr. Nts., 11/2/17[3]	530,000	502,175
Petroleos Mexicanos: 5.50% Sr. Unsec. Unsub. Nts., 1/21/21	160,000	188,000
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	245,000	270,113
6% Sr. Unsec. Unsub. Nts., 3/5/20	165,000	198,825
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[3]	195,000	259,838
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199% Sr. Unsec. Nts., 3/6/22[3,5]	175,000	177,188
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	365,000	381,425
Tengizchevroil LLP, 6.124% Nts., 11/15/14[7]	57,273	59,749
		8,907,708
Financials—7.5%
Capital Markets—0.1%
Banco BTG Pactual SA (Cayman), 5.75% Unsec. Sub. Nts., 9/28/22[3]	100,000	102,900
Commercial Banks—6.6%
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	90,000	100,125
Banco BMG SA: 8.875% Unsec. Sub. Nts., 8/5/20[3]	100,000	81,500
9.15% Nts., 1/15/16[3]	48,000	46,680
9.95% Unsec. Unsub. Nts., 11/5/19[3]	60,000	54,300
Banco do Brasil SA (Cayman): 3.875% Sr. Unsec. Nts., 10/10/22	225,000	226,013
9.25% Perpetual Jr. Sub. Bonds[3,8]	335,000	403,675
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3,5]	385,000	424,944
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[3]	170,000	171,700

OPPENHEIMER EMERGING MARKETS DEBT FUND	17

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Commercial Banks Continued
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	$235,000	$244,974
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]	175,000	188,790
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[3]	300,000	319,500
Caixa Economica Federal, 2.375% Sr. Unsec. Nts., 11/6/17[3]	150,000	149,250
Corp Andina de Fomento, 4.375% Sr. Unsec. Unsub. Nts., 6/15/22	115,000	125,160
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3,5]	180,000	201,330
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[3]	235,000	237,350
Halyk Savings Bank of Kazakhstan JSC: 7.25% Unsec. Unsub. Nts., 5/3/17[3]	30,000	32,700
9.25% Sr. Nts., 10/16/13[3]	110,000	115,870
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[3,6]	95,000	95,475
Sberbank of Russia Via SB Capital SA: 5.125% Sub. Nts., 10/29/22[3]	460,000	466,256
5.40% Sr. Unsec. Nts., 3/24/17	135,000	145,997
6.125% Sr. Nts., 2/7/22[3]	455,000	510,273
State Bank of India (London), 4.125% Sr. Unsec. Unsub. Nts., 8/1/17[3]	420,000	432,756
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[3]	185,000	199,800
Turkiye Is Bankasi: 3.875% Sr. Unsec. Nts., 11/7/17[3]	285,000	296,400
6% Sub. Nts., 10/24/22[3]	80,000	85,100
VTB Bank OJSC Via VTB Capital SA, 6.95% Sub. Nts., 10/17/22[3]	180,000	190,498
VTB Capital SA: 6.315% Nts., 2/22/18[3]	145,000	155,930
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	180,000	192,802
Yapi ve Kredi Bankasi AS: 5.50% Unsec. Sub. Nts., 12/6/22[3,5]	190,000	192,613
6.75% Sr. Unsec. Nts., 2/8/17[3]	205,000	232,419
		6,320,180
Diversified Financial Services—0.7%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[3]	112,389	118,177
Caixa Economica Federal, 3.50% Sr. Unsec. Nts., 11/7/22[3]	120,000	121,800
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	395,000	451,801
		691,778
Real Estate Management & Development—0.1%
BR Malls International Finance Ltd., 8.50% Sr. Unsec. Unsub. Nts., 1/29/49[3]	50,000	54,750
Industrials—0.7%
Aerospace & Defense—0.2%
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	205,000	222,938
Construction & Engineering—0.4%
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]	60,000	61,410
Odebrecht Finance Ltd., 7.125% Sr. Nts., 6/26/42[3]	255,000	296,438
		357,848

18	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal Amount		Value
Road & Rail—0.1%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]	$65,000		$77,873
Materials—2.5%
Chemicals—0.6%
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[3]	320,000		330,400
Mexichem SAB de CV: 4.875% Sr. Unsec. Nts., 9/19/22[3]	110,000		116,600
6.75% Sr. Unsec. Nts., 9/19/42[3]	95,000		103,788
			550,788
Construction Materials—0.3%
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]	125,000		136,725
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[3]	110,000		119,075
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[3]	80,000		85,000
			340,800
Metals & Mining—1.6%
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[6]	1,620,000	RUR	52,756
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	195,000		222,788
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	55,000		46,475
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	175,000		199,063
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[3]	195,000		217,133
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	75,000		72,750
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/06/32[3,5]	140,000		140,000
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[3]	235,000		234,721
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[3]	230,000		230,575
Severstal OAO Via Steel Capital SA, 5.90% Sr. Unsec. Nts., 10/17/22[3]	125,000		123,438
			1,539,699
Telecommunication Services—3.1%
Diversified Telecommunication Services—1.4%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	360,000	BRR	178,332
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	75,000		75,938
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[3]	195,000		193,280
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	835,000		868,400
			1,315,950
Wireless Telecommunication Services—1.7%
America Movil SAB de CV, 6.45% Sr. Unsec. Nts., 12/5/22	3,600,000	MXN	283,915
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[3]	80,000		85,400
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[3]	215,000		269,070
Vimpel Communications, 8.85% Sr. Unsec. Nts., 3/8/22[6]	4,000,000	RUR	129,711

OPPENHEIMER EMERGING MARKETS DEBT FUND	19

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Wireless Telecommunication Services Continued
Vimpel Communications/VIP Finance Ireland Ltd. OJSC: 7.748% Sec. Nts., 2/2/21[3]	$70,000		$77,805
9.125% Sr. Unsec. Nts., 4/30/18[3]	330,000		387,407
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	345,000		377,468
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[3]	55,000		56,513
			1,667,289
Utilities—5.0%
Electric Utilities—3.4%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[3]	170,000		206,040
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[3]	45,000		18,900
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[3]	120,000		152,040
Eskom Holdings Ltd.:
10% Nts., Series ES23, 1/25/23	5,000,000	ZAR	660,730
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	4,000,000	ZAR	439,173
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[3]	230,000		242,711
7.25% Nts., 1/15/19[3]	985,000		1,044,873
Majapahit Holding BV:
7.75% Nts., 10/17/16[3]	130,000		154,863
8% Sr. Unsec. Nts., 8/7/19[3]	100,000		126,250
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]	180,000		202,950
			3,248,530
Energy Traders—0.8%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	405,000		456,647
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[3]	140,000		159,600
Perusahaan Listrik Negara PT, 5.25% Sr. Unsec. Nts., 10/24/42[3]	120,000		124,200
			740,447
Gas Utilities—0.8%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	180,000		203,400
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	480,000		532,800
			736,200
Total Corporate Bonds and Notes (Cost $25,990,769)			27,157,816
Structured Securities—3.9%
Citigroup Funding, Inc., Colombia (Republic of) Credit Linked Nts., 11%, 7/27/20[3]	700,000,000	COP	510,097
Citigroup Global Markets Holdings, Inc.: Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	2,261,000,000	COP	1,656,382
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[7]	800,000,000	COP	586,071
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	180,000,000	COP	131,168

20	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal Amount		Value
Structured Securities Continued
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[7]	800,000,000	COP	$586,514
JPMorgan Chase & Co.: Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[7]	265,000,000	COP	193,159
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[7]	51,000,000	COP	37,174
Total Structured Securities (Cost $3,518,863)			3,700,565

	Expiration Date	Strike Price	Contracts
Options Purchased—0.1%
Mexican Nuevo Peso (MXN) Call	1/2/13	1 USD per 12.850 MXN	13,350,000	6,756
Mexican Nuevo Peso (MXN) Call	1/2/13	1 USD per 12.850 MXN	21,350,000	10,805
Mexican Nuevo Peso (MXN) Call	1/3/13	1 USD per 12.850 MXN	13,900,000	7,182
Mexican Nuevo Peso (MXN) Call	1/3/13	1 USD per 12.850 MXN	13,400,000	6,924
New Turkish Lira (TRY) Call	2/4/13	1 USD per 1.810 TRY	4,765,000	46,213
New Turkish Lira (TRY) Put	2/5/13	1 EUR per 2.275 TRY	1,880,000	3,791
South African Rand (ZAR) Call	12/20/12	1 USD per 8.360 ZAR	41,787,500	469
South African Rand (ZAR) Call	1/7/13	1 USD per 8.500 ZAR	10,700,000	2,180
South African Rand (ZAR) Call	1/7/13	1 USD per 8.500 ZAR	10,700,000	2,180
Total Options Purchased (Cost $380,613)				86,500

			Shares
Investment Company—3.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[9,10] (Cost $3,366,439)			3,366,439	3,366,439
Total Investments, at Value (Cost $91,433,544)			99.4%	94,964,534
Other Assets Net of Liabilities			0.6	599,386

Net Assets			100.0%	$95,563,920

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

BRR	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
PEN	Peruvian New Sol
PLZ	Polish Zloty
RUR	Russian Ruble
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

OPPENHEIMER EMERGING MARKETS DEBT FUND	21

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

1. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $199,888. See Note 6 of the accompanying Notes.

2. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,682,335 or 32.11% of the Fund’s net assets as of November 30, 2012.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after November 30, 2012. See Note 1 of the accompanying Notes.

6. Represents the current interest rate for a variable or increasing rate security.

7. Restricted security. The aggregate value of restricted securities as of November 30, 2012 was $1,462,667, which represents 1.53% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	$561,752	$586,071	$24,319
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	567,068	586,514	19,446
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	178,870	193,159	14,289
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	34,901	37,174	2,273
Tengizchevroil LLP, 6.124% Nts., 11/15/14	10/27/10-1/3/12	58,643	59,749	1,106

		$1,401,234	$1,462,667	$61,433

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions	Shares November 30, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	1,938,431	27,189,891	25,761,883	3,366,439

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$3,366,439	$2,449

10. Rate shown is the 7-day yield as of November 30, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Russia	$14,551,968	15.3%
Brazil	14,259,296	15.0
Turkey	12,846,950	13.5
Mexico	8,522,054	9.0
Colombia	5,832,642	6.1
South Africa	4,700,060	4.9
Venezuela	4,594,514	4.8
Hungary	4,010,018	4.2

22	OPPENHEIMER EMERGING MARKETS DEBT FUND

Footnotes to Statement of Investments Continued

Geographic Holdings (Continued)	Value	Percent
United States	$3,766,201	4.0%
Peru	3,613,279	3.8
Malaysia	2,991,799	3.2
Israel	1,547,816	1.6
Indonesia	1,385,756	1.5
Nigeria	1,298,804	1.4
Poland	1,281,726	1.4
Philippines	1,071,023	1.1
Kazakhstan	871,008	0.9
Uruguay	819,627	0.9
United Arab Emirates	677,528	0.7
Chile	649,927	0.7
Ukraine	554,885	0.6
India	528,231	0.6
Sri Lanka	467,392	0.5
Croatia	412,870	0.4
Romania	402,866	0.4
Ivory Coast	353,238	0.4
Angola	334,125	0.4
Qatar	302,075	0.3
Trinidad & Tobago	259,838	0.3
Slovakia	259,438	0.3
Serbia	257,125	0.3
Lithuanua	223,344	0.2
Costa Rica	212,205	0.2
Mongolia	196,463	0.2
Latvia	184,594	0.2
Slovenia	145,058	0.2
Supranational	125,160	0.1
Bolivia	124,375	0.1
Dominican Republic	118,177	0.1
Jamaica	85,400	0.1
Italy	56,513	0.1
Australia	46,475	—
Argentina	18,900	—
European Union	3,791	—

Total	$94,964,534	100.0%

Forward Currency Exchange Contracts as of November 30, 2012 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Chilean Peso (CLP)	Buy	99,000	CLP	1/11/13	$204,677	$—	$1,715
Euro (EUR)	Buy	205	EUR	2/6/13	266,802	750	—
Euro (EUR)	Sell	205	EUR	12/7/12	266,632	—	776
Hungarian Forint (HUF)	Sell	30,000	HUF	2/6/13	137,528	—	4,322
Malaysian Ringgit (MYR)	Buy	22,505	MYR	12/20/12-4/2/13	7,387,146	74,579	—
Mexican Nuevo Peso (MXN)	Sell	16,930	MXN	12/4/12-4/4/13	1,302,595	—	22,049
South African Rand (ZAR)	Sell	22,790	ZAR	12/12/12-4/5/13	2,519,795	115,389	—

						190,718	28,862

OPPENHEIMER EMERGING MARKETS DEBT FUND	23

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts: Continued
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Barclay’s Bank plc:
Euro (EUR)	Sell	530	EUR	1/23/13-2/6/13	$689,754	$—	$14,781
Hungarian Forint (HUF)	Buy	39,000	HUF	2/6/13	178,787	2,882	—
Hungarian Forint (HUF)	Sell	37,000	HUF	12/12/12-2/20/13	169,846	—	7,266
Mexican Nuevo Peso (MXN)	Buy	10,500	MXN	12/4/12	811,541	6,744	—
Polish Zloty (PLZ)	Buy	16,670	PLZ	2/6/13	5,251,416	86,984	—
South African Rand (ZAR)	Buy	5,780	ZAR	12/12/12	648,914	—	12,474

						96,610	34,521
BNP Paribas
Colombian Peso (COP)	Buy	4,929,000	COP	2/28/13	2,689,658	14,488	—
Citibank NA:
Colombian Peso (COP)	Sell	420,000	COP	1/11/13	230,241	—	1,250
Hungarian Forint (HUF)	Sell	8,000	HUF	12/5/12	36,975	—	1,122
Indonesia Rupiah (IDR)	Buy	20,801,000	IDR	1/16/13	2,167,111	21,922	—
Malaysian Ringgit (MYR)	Buy	7,000	MYR	12/20/12	2,301,988	30,072	—
Mexican Nuevo Peso (MXN)	Buy	24,850	MXN	3/4/13	1,904,716	—	1,973
Mexican Nuevo Peso (MXN)	Sell	15,770	MXN	12/4/12-5/16/13	1,206,743	547	4,873
New Turkish Lira (TRY)	Buy	6,675	TRY	1/28/13	3,707,850	16,087	—
Peruvian New Sol (PEN)	Buy	490	PEN	1/16/13	189,782	2,013	—
Peruvian New Sol (PEN)	Sell	390	PEN	1/16/13	151,051	—	1,267
Polish Zloty (PLZ)	Sell	9,150	PLZ	2/6/13	2,882,451	—	115,569

						70,641	126,054
Credit Suisse International
South African Rand (ZAR)	Buy	3,045	ZAR	12/12/12	341,859	—	7,379
Deutsche Bank AG:
Euro (EUR)	Buy	180	EUR	2/6/13	234,265	751	—
Hungarian Forint (HUF)	Sell	70,000	HUF	12/12/12-5/29/13	321,032	—	9,408

						751	9,408
Goldman Sachs Bank International:
Euro (EUR)	Buy	205	EUR	12/7/12	266,632	8,381	—
Mexican Nuevo Peso (MXN)	Buy	2,300	MXN	12/4/12	177,766	4,430	—
Mexican Nuevo Peso (MXN)	Sell	5,000	MXN	12/13/12	386,119	—	10,334
New Turkish Lira (TRY)	Sell	1,220	TRY	12/7/12	682,156	—	17,921

						12,811	28,255
Goldman Sachs Bank USA
New Turkish Lira (TRY)	Sell	4,000	TRY	3/29/13	2,206,424	—	10,492
JPMorgan Chase Bank, NA:
Hungarian Forint (HUF)	Sell	29,000	HUF	12/27/12	133,659	—	16,684
Indonesia Rupiah (IDR)	Sell	5,008,000	IDR	1/16/13	521,748	—	7,316

24	OPPENHEIMER EMERGING MARKETS DEBT FUND

Footnotes to Statement of Investments Continued

Forward Currency Exchange Contracts: Continued
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, NA: Continued
Mexican Nuevo Peso (MXN)	Buy	3,200	MXN	12/4/12	$247,327	$10,405	$—
Mexican Nuevo Peso (MXN)	Sell	10,000	MXN	4/18/13	762,969	—	4,920
New Turkish Lira (TRY)	Sell	3,610	TRY	2/28/13	1,998,450	—	9,140
Russian Ruble (RUR)	Sell	1,900	RUR	1/28/13	60,962	—	43
South African Rand (ZAR)	Sell	29,260	ZAR	2/15/13	3,254,138	75,554	—
South Korean Won (KRW)	Buy	5,747,000	KRW	3/18/13	5,281,648	13,762	—

						99,721	38,103
Morgan Stanley Capital Services, Inc.:
Brazilian Real (BRR)	Buy	1,290	BRR	1/3/13	600,613	—	12,957
Indonesia Rupiah (IDR)	Sell	15,793,000	IDR	1/16/13	1,645,362	—	22,238
South Korean Won (KRW)	Buy	1,444,000	KRW	2/12/13	1,329,193	37,543	—

						37,543	35,195
The Royal Bank of Scotland plc
Russian Ruble (RUR)	Buy	49,800	RUR	1/28/13	1,597,843	9,267	—

Total Unrealized Appreciation and Depreciation						$532,550	$318,269

Spot Currency Exchange Contracts as of November 30, 2012 are as follows:
Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Citigroup
Colombian Peso (COP)	Buy	970,568	COP	12/6/12	$534,285	$1,445	$—
Credit Suisse
Russian Ruble (RUR)	Buy	1,909	RUR	12/4/12	61,837	—	24
JP Morgan Chase:
Mexican Nuevo Peso (MXN)	Buy	3,600	MXN	12/5/12	278,186	218	—
Mexican Nuevo Peso (MXN)	Sell	3,535	MXN	12/3/12	273,207	—	219

						218	219

Total Unrealized Appreciation and Depreciation						$1,663	$243

Futures Contracts as of November 30, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Depreciation
U.S. Treasury Nts., 10 yr.	Sell	78	3/19/13	$10,423,969	$30,182

Written Options as of November 30, 2012 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation
Mexican Nuevo Peso (MXN)	Call	20,700,000	1 USD per 12.450 MXN	1/2/13	$7,765	$(1,089)	$6,676
Mexican Nuevo Peso (MXN)	Call	13,500,000	1 USD per 12.450 MXN	1/3/13	5,248	(761)	4,487
Mexican Nuevo Peso (MXN)	Call	13,000,000	1 USD per 12.450 MXN	1/3/13	4,986	(732)	4,254
Mexican Nuevo Peso (MXN)	Call	12,950,000	1 USD per 12.450 MXN	1/2/13	5,156	(682)	4,474
Mexican Nuevo Peso (MXN)	Put	22,450,000	1 USD per 13.500 MXN	1/2/13	15,765	(4,103)	11,662
Mexican Nuevo Peso (MXN)	Put	14,700,000	1 USD per 13.500 MXN	1/3/13	10,061	(2,824)	7,237
Mexican Nuevo Peso (MXN)	Put	14,100,000	1 USD per 13.500 MXN	1/3/13	8,695	(2,708)	5,987
Mexican Nuevo Peso (MXN)	Put	11,200,000	1 USD per 13.500 MXN	1/2/13	7,900	(2,047)	5,853

OPPENHEIMER EMERGING MARKETS DEBT FUND	25

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Written Options: Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation
South African Rand (ZAR)	Put	47,500,000	1 USD per 9.500 ZAR	12/20/12	$139,750	$(2,194)	$137,556
South African Rand (ZAR)	Call	10,300,000	1 USD per 8.210 ZAR	1/7/13	12,357	(233)	12,124
South African Rand (ZAR)	Call	10,300,000	1 USD per 8.200 ZAR	1/7/13	12,561	(213)	12,348
South African Rand (ZAR)	Put	11,500,000	1 USD per 9.200 ZAR	1/7/13	16,413	(8,273)	8,140
South African Rand (ZAR)	Put	11,500,000	1 USD per 9.200 ZAR	1/7/13	17,375	(8,273)	9,102

					$264,032	$(34,132)	$229,900

Credit Default Swap Contracts as of November 30, 2012 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value			Unrealized Appreciation (Depreciation)
United Mexican States
Barclays Bank plc	Sell	$190	1%	12/20/17	$(603)			$360	$(243)

		Grand Total Buys			—		—		—
		Grand Total Sells			(603)		360		(243)

	Total Credit Default Swaps				$(603)	$360			$(243)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Sovereign Debt	$190,000	$—	BBB

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of November 30, 2012 are as follows:
Interest Rate/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	1,040	BRR	BZDI	8.090%	1/2/15	$3,732
Deutsche Bank AG	1,790	BRR	BZDI	8.080	1/2/15	5,777
Goldman Sachs International	5,110	BRR	BZDI	8.640	1/2/17	468
Goldman Sachs International	1,200	BRR	BZDI	8.080	1/2/15	2,753
Goldman Sachs International	2,060	BRR	BZDI	7.785	1/2/15	(2,022)
JPMorgan Chase Bank NA	1,000	BRR	BZDI	8.600	1/2/17	6,300

Total	12,200	BRR				17,008

26	OPPENHEIMER EMERGING MARKETS DEBT FUND

Footnotes to Statement of Investments Continued

Interest Rate Swap Contracts: Continued
Interest Rate/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month ZAR JIBAR SAFEX
JPMorgan Chase Bank NA	1,745	ZAR	Three-Month ZAR JIBAR SAFEX	6.875%	12/18/22	$(322)

				Total Interest Rate Swaps		$16,686

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
ZAR	South African Rand

Abbreviations/Definitions are as follows:

BZDI	Brazil Interbank Deposit Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of Novemver 30, 2012 is as follows:
Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA	Interest Rate	1,040	BRR	$3,732
Barclays Bank plc	Credit Default Sell Protection	190		360
Deutsche Bank AG	Interest Rate	1,790	BRR	5,777
Goldman Sachs International	Interest Rate	8,370	BRR	1,199
JPMorgan Chase Bank NA:
	Interest Rate	1,000	BRR	6,300
	Interest Rate	1,745	ZAR	(322)

				5,978

	Total Swaps			$17,046

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
ZAR	South African Rand

As of November 30, 2012, the Fund had entered into the following written swaption contract:
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation
Three-Month ZAR JIBAR SAFEX
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 12/18/22	Interest Rate Swap Pay Fixed	1,745 ZAR	12/19/12	$2,299	$(2,514)	$215

OPPENHEIMER EMERGING MARKETS DEBT FUND	27

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments Continued

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

ZAR	South African Rand

Abbreviations/Definitions are as follows:

JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange

See accompanying Notes to Financial Statements.

28	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES    November 30, 2012 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $88,067,105)	$91,598,095
Affiliated companies (cost $3,366,439)	3,366,439
94,964,534
Unrealized appreciation on foreign currency exchange contracts	534,213
Appreciated swaps, at value (upfront payments $0)	19,030
Depreciated swaps, at value (upfront payments paid $603)	360
Receivables and other assets:
Closed foreign currency contracts	1,621,031
Interest and dividends	1,568,667
Investments sold	1,028,694
Shares of beneficial interest sold	380,051
Other	9,470
Total assets	100,126,050
Liabilities
Bank overdraft	31,322
Appreciated options written, at value (premiums received $264,032)	34,132
Depreciated swaptions written, at value (premiums received $2,299)	2,514
Unrealized depreciation on foreign currency exchange contracts	318,512
Depreciated swaps, at value (upfront payments $0)	2,344
Payables and other liabilities:
Investments purchased (including $970,737 purchased on a when-issued or delayed delivery basis)	3,630,853
Closed foreign currency contracts	184,791
Foreign capital gains tax	172,197
Dividends	91,869
Shares of beneficial interest redeemed	32,793
Distribution and service plan fees	16,848
Transfer and shareholder servicing agent fees	14,238
Futures margins	8,531
Trustees’ compensation	2,442
Other	18,744
Total liabilities	4,562,130
Net Assets	$95,563,920
Composition of Net Assets
Par value of shares of beneficial interest	$8,964
Additional paid-in capital	92,579,010
Accumulated net investment loss	(647,552)
Accumulated net realized loss on investments and foreign currency transactions	(150,954)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,774,452
Net Assets	$95,563,920

OPPENHEIMER EMERGING MARKETS DEBT FUND	29

STATEMENT OF ASSETS AND LIABILITIES    Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $64,099,797 and 6,012,660 shares of beneficial interest outstanding)	$10.66
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.19
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,380,598 and 1,723,461 shares of beneficial interest outstanding)	$10.66
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,121 and 950 shares of beneficial interest outstanding)	$10.66
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,211,879 and 207,442 shares of beneficial interest outstanding)	$10.66
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,861,525 and 1,019,155 shares of beneficial interest outstanding)	$10.66

See accompanying Notes to Financial Statements.

30	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF OPERATIONS    For the Six Months Ended November 30, 2012 / Unaudited

Investment Income
Interest (net of foreign withholding taxes of $492)	$2,700,277
Dividends from affiliated companies	2,449
Other income	1,089
Total investment income	2,703,815
Expenses
Management fees	312,197
Distribution and service plan fees:
Class A	45,837
Class C	73,804
Class N	4,419
Transfer and shareholder servicing agent fees:
Class A	47,036
Class C	21,909
Class I	1
Class N	2,122
Class Y	12,177
Shareholder communications:
Class A	6,434
Class C	3,052
Class N	315
Class Y	2,082
Custodian fees and expenses	29,720
Trustees’ compensation	6,016
Administration service fees	750
Other	28,680
Total expenses	596,551
Less waivers and reimbursements of expenses	(31,938)
Net expenses	564,613
Net Investment Income	2,139,202

OPPENHEIMER EMERGING MARKETS DEBT FUND	31

STATEMENT OF OPERATIONS    Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$1,411,759
Closing and expiration of option contracts written	268,193
Closing and expiration of swaption contracts written	2,330
Closing and expiration of futures contracts	40,277
Foreign currency transactions	(1,622,584)
Swap contracts	137,621
Net realized gain	237,596
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $169,512)	4,445,429
Translation of assets and liabilities denominated in foreign currencies	2,075,034
Futures contracts	62,952
Option contracts written	317,994
Swaption contracts written	(707)
Swap contracts	32,071
Net change in unrealized appreciation/depreciation	6,932,773
Net Increase in Net Assets Resulting from Operations	$9,309,571

See accompanying Notes to Financial Statements.

32	OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012
Operations
Net investment income	$2,139,202	$3,504,589
Net realized gain (loss)	237,596	(1,800,256)
Net change in unrealized appreciation/depreciation	6,932,773	(5,069,225)
Net increase (decrease) in net assets resulting from operations	9,309,571	(3,364,892)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,514,254)	(1,905,567)
Class C	(330,982)	(341,838)
Class I	—	—
Class N	(44,577)	(44,799)
Class Y	(249,361)	(237,666)
	(2,139,174)	(2,529,870)
Tax return of capital distribution:
Class A	—	(984,001)
Class C	—	(176,519)
Class I	—	—
Class N	—	(23,134)
Class Y	—	(122,727)
	—	(1,306,381)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	7,761,984	12,549,989
Class C	5,053,896	5,915,186
Class I	10,000	—
Class N	608,083	1,041,324
Class Y	2,616,554	5,832,818
	16,050,517	25,339,317
Net Assets
Total increase	23,220,914	18,138,174
Beginning of period	72,343,006	54,204,832

End of period (including accumulated net investment loss of $647,552 and $647,580, respectively)	$95,563,920	$72,343,006

See accompanying Notes to Financial Statements.

OPPENHEIMER EMERGING MARKETS DEBT FUND	33

FINANCIAL HIGHLIGHTS

	Six Months Ended November 30, 2012	Year Ended May 31,
Class A	(Unaudited)	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.73	$10.73	$10.00
Income (loss) from investment operations:
Net investment income[2]	.27	.56	.52
Net realized and unrealized gain (loss)	.94	(.94)	.75
Total from investment operations	1.21	(.38)	1.27
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.41)	(.52)
Tax return of capital distribution	—	(.21)	—
Distributions from net realized gain	—	—	(.02)
Total dividends and/or distributions to shareholders	(.28)	(.62)	(.54)
Net asset value, end of period	$10.66	$9.73	$10.73
Total Return, at Net Asset Value[3]	12.49%	(3.67)%	12.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,100	$51,319	$43,912
Average net assets (in thousands)	$57,743	$48,137	$35,869
Ratios to average net assets:[4]
Net investment income	5.23%	5.49%	5.31%
Total expenses[5]	1.25%	1.26%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.23%	1.24%
Portfolio turnover rate	45%	93%	80%

1. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 30, 2012	1.25%
Year Ended May 31, 2012	1.26%
Period Ended May 31, 2011	1.26%

See accompanying Notes to Financial Statements.

34	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Six Months Ended November 30, 2012	Year Ended May 31,
Class C	(Unaudited)	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.73	$10.73	$10.00
Income (loss) from investment operations:
Net investment income[2]	.23	.48	.44
Net realized and unrealized gain (loss)	.94	(.94)	.75
Total from investment operations	1.17	(.46)	1.19
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.36)	(.44)
Tax return of capital distribution	—	(.18)	—
Distributions from net realized gain	—	—	(.02)
Total dividends and/or distributions to shareholders	(.24)	(.54)	(.46)
Net asset value, end of period	$10.66	$9.73	$10.73
Total Return, at Net Asset Value[3]	12.06%	(4.40)%	12.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,381	$12,070	$7,241
Average net assets (in thousands)	$14,809	$9,819	$3,962
Ratios to average net assets:[4]
Net investment income	4.46%	4.73%	4.56%
Total expenses[5]	2.23%	2.36%	2.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%
Portfolio turnover rate	45%	93%	80%

1. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 30, 2012	2.23%
Year Ended May 31, 2012	2.36%
Period Ended May 31, 2011	2.46%

See accompanying Notes to Financial Statements.

OPPENHEIMER EMERGING MARKETS DEBT FUND	35

FINANCIAL HIGHLIGHTS    Continued

Period Ended November 30, 2012[1]
Class I	(Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$ 10.53
Income (loss) from investment operations:
Net investment income[2]	.09
Net realized and unrealized gain	.04

Total from investment operations	.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—
Net asset value, end of period	$10.66

Total Return, at Net Asset Value[3]	2.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	5.36%
Total expenses[5]	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%
Portfolio turnover rate	45%

1. For the period from September 28, 2012 (inception of offering) to November 30, 2012. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended November 30, 2012	0.93%

See accompanying Notes to Financial Statements.

36	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Six Months Ended November 30, 2012	Year Ended May 31,
Class N	(Unaudited)	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.73	$10.73	$10.00
Income (loss) from investment operations:
Net investment income[2]	.26	.53	.49
Net realized and unrealized gain (loss)	.93	(.94)	.75
Total from investment operations	1.19	(.41)	1.24
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.39)	(.49)
Tax return of capital distribution	—	(.20)	—
Distributions from net realized gain	—	—	(.02)
Total dividends and/or distributions to shareholders	(.26)	(.59)	(.51)
Net asset value, end of period	$10.66	$9.73	$10.73
Total Return, at Net Asset Value[3]	12.34%	(3.90)%	12.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,212	$1,452	$538
Average net assets (in thousands)	$1,789	$1,154	$300
Ratios to average net assets:[4]
Net investment income	4.97%	5.23%	5.06%
Total expenses[5]	1.67%	1.69%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%
Portfolio turnover rate	45%	93%	80%

1. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 30, 2012	1.67%
Year Ended May 31, 2012	1.69%
Period Ended May 31, 2011	2.07%

See accompanying Notes to Financial Statements.

OPPENHEIMER EMERGING MARKETS DEBT FUND	37

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended November 30, 2012	Year Ended May 31,
Class Y	(Unaudited)	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.73	$10.73	$10.00
Income (loss) from investment operations:
Net investment income[2]	.29	.59	.55
Net realized and unrealized gain (loss)	.93	(.94)	.74
Total from investment operations	1.22	(.35)	1.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.29)	(.43)	(.54)
Tax return of capital distribution	—	(.22)	—
Distributions from net realized gain	—	—	(.02)
Total dividends and/or distributions to shareholders	(.29)	(.65)	(.56)
Net asset value, end of period	$10.66	$9.73	$10.73
Total Return, at Net Asset Value[3]	12.66%	(3.37)%	13.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,861	$7,502	$2,514
Average net assets (in thousands)	$9,034	$5,855	$883
Ratios to average net assets:[4]
Net investment income	5.51%	5.74%	5.66%
Total expenses[5]	1.22%	1.23%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%
Portfolio turnover rate	45%	93%	80%

1. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 30, 2012	1.22%
Year Ended May 31, 2012	1.23%
Period Ended May 31, 2011	1.33%

See accompanying Notes to Financial Statements.

38	OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS    November 30, 2012 / Unaudited

1. Significant Accounting Policies

Oppenheimer Emerging Markets Debt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of November 30, 2012, approximately 23% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class I shares were first publicly offered on September 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to

OPPENHEIMER EMERGING MARKETS DEBT FUND	39

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of November 30, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$970,737

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

40	OPPENHEIMER EMERGING MARKETS DEBT FUND

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended May 31, 2012, the did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended May 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$455,692

As of November 30, 2012, it is estimated that the capital loss carryforwards would be $218,096 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 30, 2012, it is estimated that the Fund will utilize $237,596 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if

OPPENHEIMER EMERGING MARKETS DEBT FUND	41

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$91,439,729
Federal tax cost of other investments	(10,567,011)

Total federal tax cost	$80,872,718

Gross unrealized appreciation	$5,521,128
Gross unrealized depreciation	(1,955,142)

Net unrealized appreciation	$3,565,986

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

42	OPPENHEIMER EMERGING MARKETS DEBT FUND

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

OPPENHEIMER EMERGING MARKETS DEBT FUND	43

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as

44	OPPENHEIMER EMERGING MARKETS DEBT FUND

reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

OPPENHEIMER EMERGING MARKETS DEBT FUND	45

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$399,762	$—	$399,762
Foreign Government Obligations	—	59,919,327	—	59,919,327
Loan Participations	—	334,125	—	334,125
Corporate Bonds and Notes	—	27,157,816	—	27,157,816
Structured Securities	—	3,700,565	—	3,700,565
Options Purchased	—	86,500	—	86,500
Investment Company	3,366,439	—	—	3,366,439

Total Investments, at Value	3,366,439	91,598,095	—	94,964,534
Other Financial Instruments:
Foreign currency exchange contracts	—	534,213	—	534,213
Appreciated swaps, at value	—	19,030	—	19,030
Depreciated swaps, at value	—	360	—	360

Total Assets	$3,366,439	$92,151,698	$—	$95,518,137

46	OPPENHEIMER EMERGING MARKETS DEBT FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(318,512)	$—	$(318,512)
Futures margins	(8,531)	—	—	(8,531)
Depreciated swaps, at value	—	(2,344)	—	(2,344)
Appreciated options written, at value	—	(34,132)	—	(34,132)
Depreciated swaption written, at value	—	(2,514)	—	(2,514)

Total Liabilities	$(8,531)	$(357,502)	$—	$(366,033)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2012[1]		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	1,236,178	$12,885,306	2,692,216	$27,822,066
Dividends and/or distributions reinvested	87,560	912,360	151,570	1,536,703
Redeemed	(585,712)	(6,035,682)	(1,661,951)	(16,808,780)

Net increase	738,026	$7,761,984	1,181,835	$12,549,989

Class C
Sold	606,038	$6,325,768	947,461	$9,784,713
Dividends and/or distributions reinvested	29,042	303,578	47,024	475,971
Redeemed	(151,804)	(1,575,450)	(428,796)	(4,345,498)

Net increase	483,276	$5,053,896	565,689	$5,915,186

Class I
Sold	950	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	950	$10,000	—	$—

OPPENHEIMER EMERGING MARKETS DEBT FUND	47

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended November 30, 2012[1]		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class N
Sold	66,601	$694,359	150,204	$1,559,656
Dividends and/or distributions reinvested	4,266	44,577	6,324	63,700
Redeemed	(12,621)	(130,853)	(57,482)	(582,032)

Net increase	58,246	$608,083	99,046	$1,041,324

Class Y
Sold	644,141	$6,709,376	1,121,786	$11,652,045
Dividends and/or distributions reinvested	21,981	229,458	28,892	292,314
Redeemed	(418,242)	(4,322,280)	(613,738)	(6,111,541)

Net increase	247,880	$2,616,554	536,940	$5,832,818

1. For the six months ended November 30, 2012 for Class A, Class C, Class N and Class Y shares, and for the period from September 28, 2012 (inception of offering) to November 30, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended November 30, 2012, were as follows:

	Purchases	Sales
Investment securities	$38,447,610	$30,445,513
U.S. government and government agency obligations	331,866	—

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $4 billion	0.65
Over $5 billion	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended November 30, 2012, the Fund paid $79,013 to OFS for services to the Fund.

48	OPPENHEIMER EMERGING MARKETS DEBT FUND

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2012 were as follows:

Class C	$178,771
Class N	12,929

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

OPPENHEIMER EMERGING MARKETS DEBT FUND	49

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
November 30, 2012	$28,399	$322	$2,200	$24

Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.25% of average annual net assets for Class A shares, 2.00% for Class C shares, 0.85% for Class I, 1.50% for Class N shares and 0.95% for Class Y shares. During the six months ended November 30, 2012, the Manager reimbursed the Fund $240, $16,999, $1, $1,480 and $11,930 for Class A, Class C, Class I, Class N and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended November 30, 2012, the Manager waived fees and/or reimbursed the Fund $1,288 for IMMF management fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class; this limit also applied to Class A shares prior to August 1, 2012. Effective August 1, 2012, OFS has voluntarily agreed to limit its fees for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

50	OPPENHEIMER EMERGING MARKETS DEBT FUND

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

OPPENHEIMER EMERGING MARKETS DEBT FUND	51

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $782,414, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $499,154 as of November 30, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 30, 2012 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives

52	OPPENHEIMER EMERGING MARKETS DEBT FUND

Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of November 30, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $286,596 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of November 30, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

Valuations of derivative instruments as of November 30, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Depreciated swaps, at value	$360
Interest rate contracts	Appreciated swaps, at value	19,030		Depreciated swaps, at value	$2,344
Interest rate contracts				Futures margins	8,531	*
Foreign exchange contracts	Closed currency contracts	1,621,031		Closed currency contracts	184,791
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	534,213		Unrealized depreciation on foreign currency exchange contracts	318,512
Foreign exchange contracts	Investments, at value	86,500	**	Appreciated options written, at value	34,132
Interest rate contracts				Depreciated swaptions written, at value	2,514

Total		$2,261,134			$550,824

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options.

OPPENHEIMER EMERGING MARKETS DEBT FUND	53

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$—	$—	$—	$—	$11,418	$11,418
Equity contracts	(249,841)	—	51,355	146,588	—	—	(51,898)
Foreign exchange contracts	19,127	—	216,838	—	(117,678)	—	118,287
Interest rate contracts	—	2,330	—	(106,311)	—	126,203	22,222

Total	$(230,714)	$2,330	$268,193	$40,277	$(117,678)	$137,621	$100,029

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	—	—	—	—	—	$18,250	$18,250
Equity contracts	(31,177)	27,013	—	—	—	—	(4,164)
Foreign exchange contracts	(251,071)	290,981	—	—	(343,250)	—	(303,340)
Interest rate contracts	—	—	(707)	62,952	—	13,821	76,066

Total	$(282,248)	$317,994	$(707)	$62,952	$(343,250)	$32,071	$(213,188)

*Includes purchased option contracts and purchased swaption contracts, if any.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign

54	OPPENHEIMER EMERGING MARKETS DEBT FUND

currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended November 30, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $40,733,758 and $32,766,093, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to

OPPENHEIMER EMERGING MARKETS DEBT FUND	55

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

During the six months ended November 30, 2012, the Fund had an ending monthly average market value of $8,766,050 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 30, 2012, the Fund had an ending monthly average market value of $252,220 and $27,617 on purchased call options and purchased put options, respectively.

56	OPPENHEIMER EMERGING MARKETS DEBT FUND

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 30, 2012, the Fund had an ending monthly average market value of $39,748 and $136,155 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the six months ended November 30, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	—	$—	106,900,092	$211 ,980
Options written	154,200,046	166,424	174,587,600	484,742
Options closed or expired	(73,450,000)	(111,732)	(148,537,692)	(480,764)
Options exercised	(46)	(6,618)	—	—

Options outstanding as of November 30, 2012	80,750,000	$48,074	132,950,000	$215,958

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

OPPENHEIMER EMERGING MARKETS DEBT FUND	57

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being

58	OPPENHEIMER EMERGING MARKETS DEBT FUND

cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the six months ended November 30, 2012, the Fund had ending monthly average notional amounts of $27,143 and $1,006,429 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the six months ended November 30, 2012, the Fund had ending monthly average notional amounts of $6,152,354 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a

OPPENHEIMER EMERGING MARKETS DEBT FUND	59

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

During the six months ended November 30, 2012, the Fund had an ending monthly average market value of $13,330 on written swaptions.

Written swaption activity for the six months ended November 30, 2012 was as follows:

	Call Swaptions
	Number of Contracts	Amount of Premiums
Swaptions outstanding as of May 31, 2012	3,560,000	$4,649
Swaptions written	1,745,000	2,299
Swaptions closed or expired	(1,800,000)	(2,330)
Swaptions exercised	(1,760,000)	(2,319)

Swaptions outstanding as of November 30, 2012	1,745,000	$2,299

7. Restricted Securities

As of November 30, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

60	OPPENHEIMER EMERGING MARKETS DEBT FUND

8. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the

OPPENHEIMER EMERGING MARKETS DEBT FUND	61

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

9. Pending Litigation Continued

Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

62	OPPENHEIMER EMERGING MARKETS DEBT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER EMERGING MARKETS DEBT FUND	63

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Sara Zervos the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end and no-load emerging markets debt funds. The Board noted that the Fund underperformed its performance universe median for the one-year period and the period since the Fund’s inception. The Board noted that in 2011, the top performing funds in the Fund’s performance universe were funds denominated in U.S. dollars, and that the Fund is a blend of emerging market debt denominated in local currencies as well as debt denominated in U.S. dollars. The Board also noted the Manager’s assertion that foreign currencies sold off quite dramatically in the second half of 2011, and that emerging market currencies also suffered as global macroeconomic events caused investors to seek safe haven assets. The Board further considered that as volatility increased, the Manager pared back foreign currency exposure to protect returns. The Board also considered that the Fund’s year-to-date performance as of April 30, 2012 was in the second quintile of its performance universe.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability

64	OPPENHEIMER EMERGING MARKETS DEBT FUND

of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load emerging markets debt funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees were higher than its respective expense group median and average. The Board noted that the Fund’s total expenses were lower than its expense group median and average. The Board considered that the Manager has agreed to voluntarily limit the total annual operating expenses after fee waiver and/or reimbursement for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 1.25% for Class A Shares; 2.00% for Class C Shares; 1.50% for Class N Shares; 0.95% for Class Y Shares; and 0.85% for Class I Shares. This waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that

OPPENHEIMER EMERGING MARKETS DEBT FUND	65

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

66	OPPENHEIMER EMERGING MARKETS DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER EMERGING MARKETS DEBT FUND	67

OPPENHEIMER EMERGING MARKETS DEBT FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Sara J. Zervos, Ph.D., Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

68	OPPENHEIMER EMERGING MARKETS DEBT FUND

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER EMERGING MARKETS DEBT FUND	69

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

70	OPPENHEIMER EMERGING MARKETS DEBT FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS1360.001.1112 January 18, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	1/9/2013